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                         REGISTRATION RIGHTS AGREEMENTS

     This Registration Rights Agreement (the "Agreement") is dated as of February ___, 1999 by and between R Squared Limited, an Irish corporation ("Holder"), and ImageWare Software, Inc., a California corporation (the "Company").

                                    RECITALS

     A. The Company is concurrently issuing Holder a warrant (the "Warrant") to purchase 1,710,686 shares of Series C Convertible Preferred Stock ("Series C Preferred"), which is convertible into shares of the Company's Common Stock (the "Common Stock"), or, alternatively, to purchase shares of Common Stock directly in connection with the Holder's loan of $500,000 to the Company; provided, however, the Warrant shall be automatically cancelled and of no further effect if the Company obtains equity financing (the "Financing") from institutional investors of $7,500,000 or more on or before April 10, 1999 or as such date is extended pursuant to that Securities Purchase Agreement as of the date herewith between Holder and the Company (the "Securities Purchase Agreement").

     B. Holder and the Company desire to enter into this Agreement for the purpose of inducing Holder to make that loan to the Company. This Agreement shall immediately terminate on the date when the Company obtains the Financing if the Company obtains the Financing on or before April 10, 1999 or as such date is extended pursuant to the Securities Purchase Agreement.

                                     AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.   DEFINITIONS

          As used herein, the following terms shall have the following meanings:

               AFFILIATE. The term "Affiliate" with respect to any Shareholder shall mean any person or entity directly or indirectly controlling, controlled by or under common control with that Shareholder (for purposes of this definition, "control" as used with respect to a person or entity, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of

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     management and policies of such person or entity, whether by ownership of voting securities, by contract or otherwise).

               COMMON STOCK. The term "Common Stock" shall mean the Common Stock of the Company, par value $0.01 per share.

               EXCHANGE ACT. The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

               FULLY-DILUTED COMMON STOCK. The term "Fully-Diluted Common Stock" shall mean all of the outstanding Common Stock of the Company, assuming conversion, exercise or exchange of all outstanding convertible, exercisable or exchangeable securities, options, warrants and similar instruments into or for Common Stock (regardless of whether such convertibles securities are then convertible, exercisable or exchangeable). As provided in Section 3.5, all such calculations shall be appropriately adjusted for stock splits, stock dividends and other similar events as described therein.

               PREFERRED STOCK. The term "Preferred Stock" shall mean the Series C Preferred Stock of the Company, par value $0.01 per share.

               QUALIFIED IPO. The term "Qualified IPO" shall mean a public offering of the Company's Common Stock under the Securities Act which results in gross proceeds to the Company in of not less than $10 million at an offering price per share (as constituted on the date hereof) of not less than $5.00.

               REGISTRABLE SECURITIES. The term "Registrable Securities" shall mean shares of Company's Common Stock issued upon any one or more conversions of Preferred Stock issued to the Holder in connection with the Warrant; PROVIDED, HOWEVER, that a Registrable Security shall cease to be a Registrable Security at such time that (i) the Registrable Security has been effectively registered under the Securities Act and disposed of in accordance with registration statement covering it or
     (ii) has been sold to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act and any legend required under federal or state securities laws has been removed from the certificate representing such Registrable Security.

               RELATED PARTY. The term "Related Party" shall mean (i) with respect to the Holder, any parent, controlling stockholder, general partner, controlling member or two-thirds (2/3) or more owned subsidiary of the Holder, or (ii) with respect to the Holder, a trust, corporation, partnership, limited liability company or other entity, the beneficiaries, stockholders, partners,

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     members, owners or persons holding a two-thirds (2/3) or more controlling interest of which consist of the Holder and/or such other persons or entities referred to in the immediately preceding clause (i).

               SECURITIES ACT. The term "Securities Act" shall mean the Securities Act of 1933, as amended.

               SHARES. The term "Shares" shall mean shares of Common Stock issued or issuable upon the conversion of the Series C Preferred Stock.

2.   REGISTRATION RIGHTS

          2.1  PIGGYBACK REGISTRATION RIGHTS

               (a) RIGHT TO PIGGYBACK. Subject to Sections 2.1(b) and 2.1(c) below, whenever the Company proposes to register any shares of Common Stock (or securities convertible into or exchangeable for, or options to purchase, Common Stock) with the Securities and Exchange Commission (the "Commission") under the Securities Act (other than pursuant to a Registration on Form S-4 or S-8, or any successor forms thereto) (a "Piggyback Registration"), the Company (i) will give written notice to Holder at least 30 days prior to the anticipated filing date of its intention to effect such a registration, which notice will specify the proposed offering price, the kind and number of securities proposed to be registered, the distribution arrangements and such other information that at the time would be appropriate to include in such notice, and
     (ii) will, subject to Section 2.1(c) below, include in such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the date of the Company's notice. Except as may otherwise be provided in this Agreement, Registrable Securities with respect to which such request for Registration has been received will be registered by the Company and offered to the public in a Piggyback Registration pursuant to this Section 2 on terms and conditions at least as favorable as those applicable to the registration of shares of Common Stock to be sold by the Company and by any other person selling under such Piggyback Registration.

               (b) NUMBER OF PIGGYBACK REGISTRATIONS. Holder shall be entitled to unlimited Piggyback Registrations, and the expenses of each (including the fees and expenses of counsel for the Holder in accordance with Section 2.5(b) below) shall be borne by the Company in accordance with the provisions of Section 2.5 hereof.

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               (c)  PRIORITY ON PIGGYBACK REGISTRATIONS. If the managing
     underwriter or underwriters, if any, advise the Holder in writing that in its or their reasonable opinion or, in the case of a Piggyback Registration not being underwritten, the Company shall reasonably determine (and notify the Holder of such determination), after consultation with an investment banker of nationally recognized standing, that the number or kind of securities proposed to be sold in such registration (including Registrable Securities to be included pursuant to Section 2.1(a) above) is inconsistent with that which can be sold in such registration without having a material effect on the success of the offering (including, without limitation, an impact on the selling price or the number of securities that any participant may sell), the Company will include in such registration the number of securities, if any, which, in the opinion of such underwriter or underwriters, or the Company, as the case may be, can be sold as follows: (i) first, the shares the Company proposes to sell, and (ii) second, the Registrable Securities requested to be included in such registration by the Holder.

               (d) SELECTION OF UNDERWRITERS. If any Piggyback Registration is an underwritten offering, the Company will (i) select a managing underwriter or underwriters to administer the offering, which managing underwriter or underwriters will be of nationally recognized standing, and (ii) determine the terms under which such underwriting shall take place.

          2.2 REGISTRATION PROCEDURES. With respect to any Piggyback Registration (generically, a "Registration"), the Company shall, subject to Sections 2.1(c), as expeditiously as practicable:

               (a) prepare and file with the Commission, within 90 days after mailing the applicable Notice, a registration statement or registration statements (the "Registration Statement") relating to the applicable Registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof; PROVIDED, HOWEVER, that the Company will include in any Registration Statement on a form other than Form S-1 all information that the Holder shall reasonably request and shall include all financial statements required by the Commission to be filed therewith, cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD") or any securities exchange or the NASDAQ, and use its best efforts to cause such Registration Statement to become effective; PROVIDED FURTHER, that before filing a Registration Statement or prospectus related thereto (a "Prospectus") or any amendments or supplements thereto, the Company will furnish to the Holder covered by such Registration Statement and the underwriters, if any, copies of all such

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     documents proposed to be filed, which documents will be subject to the reasonable review of such Holder and underwriters and their respective counsel, and the Company will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the stockholders of a majority of the Registrable Securities covered by such Registration Statement or the underwriters, if any, shall reasonably object;

          (b) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep each Registration Statement effective for the applicable period, or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold; cause each Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus; the Company shall not be deemed to have used its best efforts to keep a Registration Statement effective during the applicable period if it voluntarily takes any action that would result in the Holder covered thereby not being able to sell such Registrable Securities during that period unless such action is required under applicable law, provided that the foregoing shall not apply to actions taken by the Company in good faith and for valid business reasons, including, without limitation, the acquisition or divestiture of assets, so long as the Company promptly thereafter complies with the requirements of Section 2.2(k) below, if applicable;

          (c) notify the Holder and the managing underwriters, if any, promptly, and (if requested by any such person or entity) confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (D) if at any time the representaitons and warranties of the Company contemplated by
     Section 2.2(n) below cease to be true and correct, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and
     (F) of the happening of any event which makes any statement

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made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

     (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

     (e) if requested by the managing underwriter or underwriters or a holder of Registrable Securities being sold in connection with an underwritten offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the holders of a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

     (f) furnish to each managing underwriter and, if requested by the holders of a majority of the Registrable Securities being sold, to Holder, without charge, at least one signed copy of the Registration Statement and any amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

     (g) deliver to Holder and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as Holder and underwriters may reasonably request; the Company consents to the use of each Prospectus or any amendment or supplement thereto by each of the selling stockholders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto;

     (h) prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling stockholders, the underwriters, if any, and their respective counsel in connection with the registration or

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qualification of such Registrable Securities for the offer and sale under the securities or "Blue Sky" laws of such jurisdictions as any seller or underwriter reasonably requests in writing, considering the amount of Registrable Securities proposed to be sold in each such jurisdiction, and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; PROVIDED, HOWEVER, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

     (i) cooperate with the selling stockholders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

     (j) use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

     (k) upon the occurrence of any event contemplated by Section 2.2(c)(F) above, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

     (l) cause all Registrable Securities covered by any Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed, or cause such Registrable Securities to be authorized for trading on the NASDAQ National Market System if any similar securities issued by the Company are then so authorized, if requested by the holders of a majority of such Registrable Securities or the managing underwriters, if any;

     (m) provide a CUSIP number for all Registrable Securities, not later than the effective date of the applicable Registration Statement;

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     (n) enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith in order to facilitate the disposition of such Registrable Securities as shall be reasonably necessary, and in connection therewith, (A) make such representations and warranties to the Holder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings; (B) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority of the Registrable Securities being sold) addressed to Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by Holder and underwriters; (C) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary underwritten offerings; (D) if an underwriting agreement is entered into, the same shall set forth in full the indemnification provisions and procedures set forth in Section 2.4 below with respect to all parties to be indemnified pursuant to said Section; and (E) the Company shall deliver such documents and certificates as may be requested by the holders of a majority of the Registrable Securities being sold and the managing underwriters, if any, to evidence compliance with Section 2.2(c)(F) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

     (o) make available for inspection during normal business hours by a representative of the holders of a majority of the Registrable Securities, any underwriter participating in any disposition pursuant to such Registration, and any attorney or accountant retained by the representative or underwriter, all financial and other records, and pertinent corporate documents of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; PROVIDED, HOWEVER, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such persons unless disclosure of such records, information or documents is required by court or administrative order or any regulatory body having jurisdiction;

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     (p) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make earnings statements satisfying the provisions of Section II(a) of the Securities Act generally available to its security holders no later than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year) (A) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwritten offering, or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said 12-month periods; and

     (q) promptly prior to the filing of any document that is to be incorporated by reference into any Registration Statement or Prospectus (after initial filing of the Registration Statement), provide copies of such document to counsel to the Holder and to the managing underwriters, if any, make the Company's representatives available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for the Holder or underwriters may reasonably request.

     The Company may require each seller of Registrable Securities as to which any Registration is being effected to furnish to the Company such information regarding the proposed distribution of such securities as the Company may from time to time reasonably request in writing.

     Holder agrees by acquisition of Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.2(c)(F), Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement until Holder's receipt of copies of the supplemented or amended Prospectus as contemplated by Section 2.2(k), or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus, and, if so directed by the Company, Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities. In the event the Company shall give any such notice, the six-month time period referred to in Sections 2.1(b) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 2.2(c)(F) or the Advice.

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   2.3 REGISTRATION EXPENSES.

     (a) GENERALLY. All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, including, without limitation, all registration and filing fees, the fees and expenses of the counsel and accountants for the Company (including the expenses of any "cold comfort" letters and special audits required by or incident to the performance of such persons), all other costs and expenses of the Company incident to the preparation, printing and filing under the Securities Act of the Registration Statement (and all amendments and supplements thereto) and furnishing copies thereof and of the Prospectus included therein, the costs and expenses incurred by the Company in connection with the qualification of the Registrable Securities under the state securities or "Blue Sky" laws of various jurisdictions, the costs and expenses associated with filings required to be made with the NASD and any securities exchange or the NASDAQ (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules and regulations thereof), the costs and expenses of listing the Registrable Securities for trading on a national securities exchange or authorizing them for trading on the NASDAQ National Market System and all other costs and expenses incurred by the Company in connection with any Registration hereunder; PROVIDED, HOWEVER, that, except as otherwise provided in Section 2.3(b) below, the Company shall not bear the costs and expenses of any selling Holder for underwriters' commissions, brokerage fees or transfer taxes, or the fees and expenses of any counsel, accountants or other representative retained by any selling Holder.

     (b) COUNSEL AND OUT-OF-POCKET FEES. Notwithstanding Section 2.3(a) above, in connection with each Registration hereunder, the Company will reimburse the selling stockholders for the reasonable fees and disbursements of not more than one counsel, which counsel shall be chosen by the holders of a majority of the Registrable Securities covered by the Registration.

   2.4 INDEMNIFICATION.

     (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify, to the full extent permitted by law, Holder, its officers, directors and agents and each person who controls such Holder within the meaning of the Securities Act and the Exchange Act (each, an "Indemnified Holder"), against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus, or any omission or alleged

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omission to state therein a material fact necessary to make the statements therein (in the case of a Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading, except to the extent that such untrue statement or omission is caused by any information with respect to such Indemnified Holder furnished in writing to the Company by such Indemnified Holder or its representative expressly for use therein. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each person who controls such persons (within the meaning of the Securities Act) to the same extent as provided above with respect to Indemnified Holders; PROVIDED, HOWEVER, that if pursuant to an underwritten public offering of Registrable Securities, the Company and any underwriters enter into an underwriting or purchase agreement relating to such offering that contains provisions relating to indemnification and contribution between the Company and such underwriters, such provisions shall be deemed to govern indemnification and contribution as between the Company and such underwriters.

   2.5 INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES. In connection with any Registration, Holder shall furnish to the Company in writing such information with respect to the Holder as the Company reasonably requests for use in connection with any Registration Statement, Prospectus or preliminary Prospectus, and agrees to indemnify, to the full extent permitted by law, the Company, the directors and the officers of the Company signing the Registration Statement and each person who controls the Company (within the meaning of the Securities Act and the Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements in the Registration Statement, Prospectus or preliminary Prospectus (in the case of the Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading, to the extent, and only to the extent, that such untrue statement or omission is caused by any information with respect to the Holder so furnished in writing by the Holder or its representative specifically for inclusion therein. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information with respect to such persons or entities so furnished in writing by such persons or entities or their representatives specifically for inclusion in any Registration Statement, Prospectus or preliminary Prospectus.

   2.6 CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any person or entity entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying

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party after the receipt by the indemnified party of a written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such indemnified party will claim indemnification or contribution pursuant to this Agreement; PROVIDED, HOWEVER, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding Section 2.4(a) except to the extent that the indemnifying party is actually prejudiced by such failure to give notice and (ii) unless in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will be required to consent to the entry of any judgment or to enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel in any one jurisdiction for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

          2.7 CONTRIBUTION. If for any reason the indemnification provided for in the preceding Section 2.4(a) is unavailable to an indemnified party as contemplated by such Section, then the indemnifying party, in lieu of indemnification, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations; PROVIDED, HOWEVER, that no selling stockholder shall be required to contribute in an amount greater than the difference between the net proceeds received by the Holder with respect to the sale of Registrable Securities and all amounts already contributed by the Holder with respect to such claims, including amounts paid for any legal or other fees or expenses incurred by the Holder.

         2.8 RULE 144. The Company agrees that at all times after it has filed a registration statement pursuant to the requirements of the Securities Act relating to any class of equity securities of the Company, it will file in a timely manner all reports required to be filed by it pursuant to the Securities Act and the Exchange Act and will take such further action as any Holder may reasonably request in order that such

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Holder may effect sales of Registrable Securities pursuant to Rule 144. At any reasonable time and upon request of Holder, the Company will furnish the Holder with such information as may be necessary to enable the Holder to effect sales of Common Stock pursuant to Rule 144 under the Securities Act and will deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, the Company may deregister any class of its equity securities under Section 12 of the Exchange Act or suspend its duty to file reports with respect to any class of its securities pursuant to Section 15(d) of the Exchange Act if it is then permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

          2.9 PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. Holder may not participate in any underwritten registrations hereunder unless Holder (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements approved by the Company, and (ii) accurately completes in a timely manner and executes all questionnaires, powers of attorney, underwriting agreements and other documents customarily required under the terms of such underwriting arrangements.

3.   DEFINITIONS

          3.1 SPECIFIC PERFORMANCE, ETC. The Company and Holder, in addition to being entitled to exercise all rights provided herein, in the Company's Certificate of Incorporation or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Each party agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

               3.2 NOTICES. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly received when received if personally delivered; when transmitted if transmitted by telecopy, electronic or digital transmission method; the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g., Federal Express); and upon receipt, if sent by certified or registered mail, return receipt requested. In each case notice shall be sent to:

                    If to Holder:

                    R Squared Limited
                    c/o Royal Bank of Canada Trust Co. (Cayman Limited) P.O. Box 1586
                    Cardinal Avenue, George Town

                    Grand Cayman
                    Cayman Island, B.W.I.
                    Attn: Mr. Robin Garnham

                    With a Copy to:

                    SHEPPARD, MULLIN, RICHTER & HAMPTON LLP
                    650 Town Center Drive, 4th. Floor
                    Costa Mesa, California 92626-1925
                    Attn: John J. Giovannone, Esquire
                    Telecopy: (714) 513-5130

                    If to Company:

                    ImageWare Software, Inc.
                    10883 Thornmint Road
                    San Diego, California 92127
                    Attn: Chief Executive Officer
                    Telecopy: (619) 673-0291

                    With a Copy to:

                    LUCE, FORWARD, HAMILTON & SCRIPPS LLP
                    600 West Broadway, Suite 2600
                    San Diego, California 92101
                    Attn: Robert G. Copeland, Esquire
                    Telecopy: (619) 232-8311

or to such other place and with such other copies as any party may designate as to itself by written notice to the others.

          3.3 ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties hereto. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers of or consents to departures from the provisions hereof may not be given unless approved in writing by the Company and Holder. No action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as waiver of any preceding or succeeding breach and no failure by any party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

          3.4 TERMINATION. This Agreement shall terminate and cease to be of any further force or effect upon the date (i) the Company obtains the Financing on or before April 10, 1999, or as such date is extended pursuant to the Securities Purchase Agreement, or (ii) the Company merges with and into another corporation or other entity where, upon consummation of the merger, the holders of the Company's voting stock immediately prior to the merger will hold less than 50% of the voting stock of the surviving corporation immediately after the merger.

          3.5 RECAPITALIZATIONS, EXCHANGE, ETC. AFFECTING THE COMPANY'S STOCK. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Shares and to any and all shares of capital stock of the Company that may be issued in respect of, in exchange for, or in substitution of the Shares and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

          3.6 MULTIPLE COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          3.7 HEADINGS. The headings of the Articles and Sections herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

          3.8 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California; provided, however, that if any law or laws of such state shall require or permit the application of the laws of any other state or other jurisdiction, such law or laws shall be disregarded with the result that the remaining laws of the State of California shall nonetheless apply.

          3.9 CONSTRUCTION. Differences in language as between similar provisions covering similar matters may reflect differences in style rather than a different substantive intent and should be construed accordingly.

          3.10 EXPENSES. Except as otherwise specified in this Agreement, each party hereto shall pay its own legal, accounting, out-of-pocket and other expenses incident to this Agreement and to any action taken by such party in preparation for carrying this Agreement into effect.

          3.11 INVALIDITY. In the event that any one or more of the provisions contained in this Agreement or in any other document or instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such document or instrument.

          3.12 CUMULATIVE REMEDIES. All rights and remedies of either party hereto are cumulative of each other and of every other right or remedy such party may otherwise have at law or in equity, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

          WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.


                                       (the "Company")

                                       IMAGEWARE SOFTWARE, INC.,
                                       a California corporation

                                       By:    /s/ S. James Miller Jr.
                                             ------------------------------

                                       Name:  S. JAMES MILLER JR.
                                             ------------------------------

                                       Title: Chairman & CEO
                                             --------------------

                                       ("Holder")

                                       R SQUARED LIMITED,
                                       an Irish corporation


                                       By:    /s/ M.P. AP P. Stradling
                                             ------------------------------

                                       Name:  M.P. AP P. STRADLING
                                             ------------------------------

                                       Title: Director
                                             ------------------------------